EXHIBIT 99.2
EXHIBIT 99.2

THE
PENN
DISTRICT

VORNADO
REALTY TRUST

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the Quarter Ended March 31, 2022

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost, projected incremental cash yield, stabilization date and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. Currently, one of the most significant factors is the ongoing adverse effect of the COVID-19 pandemic on our business, financial condition, results of operations, cash flows, operating performance and the effect it has had and may continue to have on our tenants, the global, national, regional and local economies and financial markets and the real estate market in general. The extent of the impact of the COVID-19 pandemic will continue to depend on future developments, including vaccination rates among the population, the efficacy and durability of vaccines against emerging variants, and governmental and tenant responses thereto, which continue to be uncertain but the impact could be material. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in Part I of our Annual Report on Form 10-K for the year ended December 31, 2021. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this supplemental package. This supplemental package includes certain non-GAAP financial measures, which are accompanied by what Vornado Realty Trust and subsidiaries (the "Company") considers the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). These include Funds From Operations ("FFO"), Funds Available for Distribution ("FAD"), Net Operating Income ("NOI") and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre"). Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations, and, if applicable, the purposes for which management uses the measures, can be found in the Definitions section of this Supplemental package on page i in the Appendix.

BUSINESS DEVELOPMENTS
Disposition Activity
220 Central Park South ("220 CPS")
During the three months ended March 31, 2022, we closed on the sale of one condominium unit at 220 CPS for net proceeds of $15,095,000 resulting in a financial statement net gain of $6,001,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. In connection with this sale, $589,000 of income tax expense was recognized on our consolidated statements of income. From inception to March 31, 2022, we have closed on the sale of 107 units for net proceeds of $3,021,991,000 resulting in financial statement net gains of $1,123,256,000.
SoHo Properties
On January 13, 2022, we sold two Manhattan retail properties located at 478-482 Broadway and 155 Spring Street for $84,500,000 and realized net proceeds of $81,399,000. In connection with the sale, we recognized a net gain of $551,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income.
Center Building (33-00 Northern Boulevard)
On April 27, 2022, we entered into an agreement to sell the Center Building, an eight-story 498,000 square foot office building located at 33‑00 Northern Boulevard in Long Island City, New York, for $172,750,000. We expect to close the sale in the third quarter of 2022 and recognize a financial statement gain of approximately $15,000,000 and a tax gain of approximately $74,000,000. The sale is subject to customary closing conditions.
Leasing Activity For the Three Months Ended March 31, 2022:
272,000 square feet of New York Office space (236,000 square feet at share) at an initial rent of $81.07 per square foot and a weighted average lease term of 8.8 years. The changes in the GAAP and cash mark-to-market rent on the 152,000 square feet of second generation space were positive 6.5% and positive 7.2%, respectively. Tenant improvements and leasing commissions were $12.88 per square foot per annum, or 15.9% of initial rent.
20,000 square feet of New York Retail space (all at share) at an initial rent of $171.62 per square foot and a weighted average lease term of 14.1 years. The 20,000 square feet was first generation space. Tenant improvements and leasing commissions were $14.01 per square foot per annum, or 8.2% of initial rent.
149,000 square feet at theMART (all at share) at an initial rent of $49.79 per square foot and a weighted average lease term of 8.2 years. The changes in the GAAP and cash mark-to-market rent on the 133,000 square feet of second generation space were negative 7.4% and negative 4.5%, respectively. Tenant improvements and leasing commissions were $12.00 per square foot per annum, or 24.1% of initial rent.
56,000 square feet at 555 California (39,000 square feet at share) at an initial rent of $91.49 per square foot and a weighted average lease term of 6.8 years. The changes in the GAAP and cash mark-to-market rent on the 34,000 square feet of second generation space were positive 56.4% and positive 19.8%, respectively. Tenant improvements and leasing commissions were $12.50 per square foot per annum, or 13.7% of initial rent.

FINANCIAL HIGHLIGHTS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended
	March 31,			December 31, 2021
	2022		2021
Total revenues	$442,130		$379,977	$421,080

Net income attributable to common shareholders	$26,478		$4,083	$11,269
Per common share:
Basic	$0.14		$0.02	$0.06
Diluted	$0.14		$0.02	$0.06

Net income attributable to common shareholders, as adjusted (non-GAAP)	$31,682		$12,446	$22,977
Per diluted share (non-GAAP)	$0.16		$0.06	$0.12

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$152,313		$124,359	$156,130
Per diluted share (non-GAAP)	$0.79		$0.65	$0.81

FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$154,908		$118,407	$141,017
FFO - Operating Partnership ("OP") basis (non-GAAP)	$166,379		$126,342	$151,071
Per diluted share (non-GAAP)	$0.80		$0.62	$0.73

Dividends per common share	$0.53		$0.53	$0.53

FFO payout ratio (based on FFO attributable to common shareholders plus assumed conversions, as adjusted)	67.1%		81.5%	65.4%
FAD payout ratio	76.8%		86.9%	89.8%

Weighted average common shares outstanding (REIT basis)	191,724		191,418	191,679
Convertible units:
Class A units	13,417		12,654	13,245
Convertible securities	1,136	(1)	26	25
Share based payment awards	755		829	810
Weighted average common shares outstanding used in calculation of FFO per diluted share (OP basis)	207,032		204,927	205,759
______________________
(1)On January 1, 2022, we adopted Accounting Standards Update 2020-06, which requires us to include our Series D-13 cumulative redeemable preferred units and Series G-1 through G-4 convertible preferred units in our dilutive earnings per share calculations, if the effect is dilutive.

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

FFO, AS ADJUSTED BRIDGE - Q1 2022 VS. Q1 2021 (unaudited)
(Amounts in millions, except per share amounts)

	FFO, as Adjusted
	Amount	Per Share
FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended March 31, 2021	$124.4	$0.65

Increase (decrease) in FFO, as adjusted due to:
Rent commencement and other tenant related items	14.8
Variable businesses (primarily signage and trade shows)	11.7
Acquisition of our partner's 45% ownership interest in One Park Avenue on August 5, 2021	4.6
General and administrative (primarily due to the overhead reduction program)	2.4
Other, net	(3.2)
	30.3
Noncontrolling interests' share of above items	(2.4)
Net increase	27.9	0.14

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended March 31, 2022	$152.3	$0.79

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

CONSOLIDATED BALANCE SHEETS (unaudited)
(Amounts in thousands)
	As of		Increase (Decrease)
	March 31, 2022	December 31, 2021
ASSETS
Real estate, at cost:
Land	$2,540,193	$2,540,193	$—
Buildings and improvements	9,956,681	9,839,166	117,515
Development costs and construction in progress	751,555	718,694	32,861
Leasehold improvements and equipment	120,979	119,792	1,187
Total	13,369,408	13,217,845	151,563
Less accumulated depreciation and amortization	(3,455,145)	(3,376,347)	(78,798)
Real estate, net	9,914,263	9,841,498	72,765
Right-of-use assets	687,642	337,197	350,445	(1)
Cash, cash equivalents, restricted cash and investments in U.S. Treasury bills:
Cash and cash equivalents	973,858	1,760,225	(786,367)
Restricted cash	167,397	170,126	(2,729)
Investments in U.S. Treasury bills	645,360	—	645,360
Total	1,786,615	1,930,351	(143,736)
Tenant and other receivables	83,126	79,661	3,465
Investments in partially owned entities	3,299,629	3,297,389	2,240
Real estate fund investments	13,402	7,730	5,672
220 CPS condominium units ready for sale	51,072	57,142	(6,070)
Receivable arising from the straight-lining of rents	677,627	656,318	21,309
Deferred leasing costs, net	388,724	391,693	(2,969)
Identified intangible assets, net	149,613	154,895	(5,282)
Other assets	440,648	512,714	(72,066)
Total assets	$17,492,361	$17,266,588	$225,773
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$6,050,693	$6,053,343	$(2,650)
Senior unsecured notes, net	1,190,301	1,189,792	509
Unsecured term loan, net	798,075	797,812	263
Unsecured revolving credit facilities	575,000	575,000	—
Lease liabilities	723,432	370,206	353,226	(1)
Accounts payable and accrued expenses	541,825	613,497	(71,672)
Deferred revenue	46,238	48,118	(1,880)
Deferred compensation plan	107,170	110,174	(3,004)
Other liabilities	274,496	304,725	(30,229)
Total liabilities	10,307,230	10,062,667	244,563
Redeemable noncontrolling interests	747,161	688,683	58,478
Shareholders' equity	6,184,858	6,236,346	(51,488)
Noncontrolling interests in consolidated subsidiaries	253,112	278,892	(25,780)
Total liabilities, redeemable noncontrolling interests and equity	$17,492,361	$17,266,588	$225,773
________________________________
(1)In January 2022, we exercised a 25-year renewal option on our PENN 1 ground lease extending the term through June 2073. As a result of the exercise, we remeasured the related ground lease liability to include our 25-year extension option and recorded an estimated incremental right-of-use asset and lease liability of approximately $350,000.

CONSOLIDATED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	March 31,			December 31, 2021
	2022	2021	Variance
Property rentals(1)	$331,359	$300,499	$30,860	$336,958
Tenant expense reimbursements(1)	43,672	40,725	2,947	35,140
Amortization of acquired below-market leases, net	917	3,166	(2,249)	1,310
Straight-lining of rents	21,335	(5,073)	26,408	3,007
Total rental revenues	397,283	339,317	57,966	376,415
Fee and other income:
Building Maintenance Services ("BMS") cleaning fees	32,691	28,477	4,214	32,393
Management and leasing fees	2,769	5,369	(2,600)	774
Other income	9,387	6,814	2,573	11,498
Total revenues	442,130	379,977	62,153	421,080
Operating expenses	(216,529)	(190,979)	(25,550)	(202,717)
Depreciation and amortization	(117,443)	(95,354)	(22,089)	(126,349)
General and administrative	(41,216)	(44,186)	2,970	(34,204)
Benefit (expense) from deferred compensation plan liability	1,944	(3,245)	5,189	(2,425)
Transaction related costs and other	(1,005)	(843)	(162)	(3,185)
Total expenses	(374,249)	(334,607)	(39,642)	(368,880)
Income from partially owned entities	33,714	29,073	4,641	43,749
Income (loss) from real estate fund investments	5,674	(169)	5,843	5,959
Interest and other investment income, net	1,018	1,522	(504)	918
(Loss) income from deferred compensation plan assets	(1,944)	3,245	(5,189)	2,425
Interest and debt expense	(52,109)	(50,064)	(2,045)	(78,192)
Net gains on disposition of wholly owned and partially owned assets	6,552	—	6,552	14,959
Income before income taxes	60,786	28,977	31,809	42,018
Income tax expense	(7,411)	(1,984)	(5,427)	(10,055)
Net income	53,375	26,993	26,382	31,963
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(9,374)	(6,114)	(3,260)	(3,691)
Operating Partnership	(1,994)	(329)	(1,665)	(857)
Net income attributable to Vornado	42,007	20,550	21,457	27,415
Preferred share dividends	(15,529)	(16,467)	938	(16,146)
Net income attributable to common shareholders	$26,478	$4,083	$22,395	$11,269
Capitalized expenditures:
Development payroll	$2,470	$2,558	$(88)	$2,815
Interest and debt expense	3,520	10,267	(6,747)	6,535
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended March 31, 2022
	Total	New York	Other
Property rentals(1)	$331,359	$263,768	$67,591
Tenant expense reimbursements(1)	43,672	32,499	11,173
Amortization of acquired below-market leases, net	917	760	157
Straight-lining of rents	21,335	21,818	(483)
Total rental revenues	397,283	318,845	78,438
Fee and other income:
BMS cleaning fees	32,691	34,711	(2,020)
Management and leasing fees	2,769	2,967	(198)
Other income	9,387	2,025	7,362
Total revenues	442,130	358,548	83,582
Operating expenses	(216,529)	(177,535)	(38,994)
Depreciation and amortization	(117,443)	(94,320)	(23,123)
General and administrative	(41,216)	(12,203)	(29,013)
Benefit from deferred compensation plan liability	1,944	—	1,944
Transaction related costs and other	(1,005)	(575)	(430)
Total expenses	(374,249)	(284,633)	(89,616)
Income from partially owned entities	33,714	32,044	1,670
Income from real estate fund investments	5,674	—	5,674
Interest and other investment income, net	1,018	280	738
Loss from deferred compensation plan assets	(1,944)	—	(1,944)
Interest and debt expense	(52,109)	(23,561)	(28,548)
Net gains on disposition of wholly owned and partially owned assets	6,552	551	6,001
Income before income taxes	60,786	83,229	(22,443)
Income tax expense	(7,411)	(983)	(6,428)
Net income	53,375	82,246	(28,871)
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(9,374)	(3,815)	(5,559)
Net income attributable to Vornado Realty L.P.	44,001	$78,431	$(34,430)
Less net income attributable to noncontrolling interests in the Operating Partnership	(1,965)
Preferred unit distributions	(15,558)
Net income attributable to common shareholders	$26,478
For the three months ended March 31, 2021:
Net income attributable to Vornado Realty L.P.	$20,879	$59,371	$(38,492)
Net income attributable to common shareholders	$4,083
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended March 31, 2022
	Total	New York	Other
Total revenues	$442,130	$358,548	$83,582
Operating expenses	(216,529)	(177,535)	(38,994)
NOI - consolidated	225,601	181,013	44,588
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(20,035)	(13,310)	(6,725)
Add: NOI from partially owned entities	78,692	75,964	2,728
NOI at share	284,258	243,667	40,591
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(3,130)	(3,975)	845
NOI at share - cash basis	$281,128	$239,692	$41,436

	For the Three Months Ended March 31, 2021
	Total	New York	Other
Total revenues	$379,977	$303,971	$76,006
Operating expenses	(190,979)	(160,985)	(29,994)
NOI - consolidated	188,998	142,986	46,012
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(17,646)	(8,621)	(9,025)
Add: NOI from partially owned entities	78,756	76,773	1,983
NOI at share	250,108	211,138	38,970
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(1,198)	(973)	(225)
NOI at share - cash basis	$248,910	$210,165	$38,745

	For the Three Months Ended December 31, 2021
	Total	New York	Other
Total revenues	$421,080	$335,841	$85,239
Operating expenses	(202,717)	(158,092)	(44,625)
NOI - consolidated	218,363	177,749	40,614
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(19,164)	(12,139)	(7,025)
Add: NOI from partially owned entities	79,223	76,329	2,894
NOI at share	278,422	241,939	36,483
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(252)	(1,539)	1,287
NOI at share - cash basis	$278,170	$240,400	$37,770
________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT AND SUBSEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended
	March 31,		December 31, 2021
	2022	2021
NOI at share:
New York:
Office(1)	$177,809	$166,635	$179,929
Retail	52,105	36,702	48,365
Residential	4,774	4,456	4,894
Alexander's Inc. ("Alexander's")	8,979	10,489	8,751
Hotel Pennsylvania(2)	—	(7,144)	—
Total New York	243,667	211,138	241,939

Other:
theMART	19,914	18,107	15,959
555 California Street	16,235	16,064	16,596
Other investments	4,442	4,799	3,928
Total Other	40,591	38,970	36,483

NOI at share	$284,258	$250,108	$278,422

	For the Three Months Ended
	March 31,		December 31, 2021
	2022	2021
NOI at share - cash basis:
New York:
Office(1)	$177,827	$167,096	$181,568
Retail	47,393	34,876	44,536
Residential	4,689	4,011	4,758
Alexander's	9,783	11,349	9,538
Hotel Pennsylvania(2)	—	(7,167)	—
Total New York	239,692	210,165	240,400

Other:
theMART	20,436	17,840	18,413
555 California Street	16,360	15,855	15,128
Other investments	4,640	5,050	4,229
Total Other	41,436	38,745	37,770

NOI at share - cash basis	$281,128	$248,910	$278,170
____________________
(1)Includes BMS NOI of $5,782, $6,350 and $6,918, respectively, for three months ended March 31, 2022 and 2021 and December 31, 2021.
(2)On April 5, 2021, we permanently closed the Hotel Pennsylvania. Beginning in the third quarter of 2021, we commenced capitalization of carrying costs in connection with our development of the future PENN 15 (formerly Hotel Pennsylvania) site.

SAME STORE NOI AT SHARE AND SAME STORE NOI AT SHARE - CASH BASIS (NON-GAAP) (unaudited)

	Total	New York	theMART	555 California Street
Same store NOI at share % increase (decrease)(1):
Three months ended March 31, 2022 compared to March 31, 2021	3.1%	2.5%	10.0%	3.2%
Three months ended March 31, 2022 compared to December 31, 2021	(1.5)%	(3.2)%	24.8%	(2.2)%

Same store NOI at share - cash basis % increase (decrease)(1):
Three months ended March 31, 2022 compared to March 31, 2021	5.8%	5.0%	14.6%	5.3%
Three months ended March 31, 2022 compared to December 31, 2021	(1.4)%	(3.0)%	11.0%	8.1%
________________________________
(1)See pages viii through xi in the Appendix for same store NOI at share and same store NOI at share - cash basis reconciliations.

NOI AT SHARE BY REGION (NON-GAAP) (unaudited)

	For the Three Months Ended March 31,
	2022	2021
Region:
New York City metropolitan area	87%	86%
Chicago, IL	7%	7%
San Francisco, CA	6%	7%
	100%	100%

PENN DISTRICT
ACTIVE DEVELOPMENT/REDEVELOPMENT SUMMARY - AS OF MARCH 31, 2022 (unaudited)
(Amounts in thousands of dollars, except square feet)
		Property Rentable Sq. Ft.			Cash Amount Expended		Remaining Expenditures		Projected Incremental Cash Yield
Active PENN District Projects	Segment		Budget(1)					Stabilization Year
Farley (95% interest)	New York	845,000	1,120,000	(2)	981,993	(2)	138,007	2022	6.4%
PENN 2 - as expanded	New York	1,795,000	750,000		208,231		541,769	2025	9.0%
PENN 1 (including LIRR Concourse Retail)(3)	New York	2,547,000	450,000		319,622		130,378	N/A	12.2%	(3)(4)
Districtwide Improvements	New York	N/A	100,000		32,306		67,694	N/A	N/A
Total Active PENN District Projects			2,420,000		1,542,152		877,848		8.0%
________________________________
(1)Excluding debt and equity carry.
(2)Net of 154,000 of historic tax credit investor contributions, of which 88,000 has been funded to date (at our 95% share).
(3)Property is ground leased through 2098, as fully extended. Fair market value resets occur in 2023, 2048 and 2073. The 12.2% projected return is before the ground rent reset in 2023, which may be material.
(4)Projected to be achieved as pre-redevelopment leases roll; approximate average remaining lease term 4.0 years.

There can be no assurance that the above projects will be completed, completed on schedule or within budget. In addition, there can be no assurance that the Company will be successful in leasing the properties on the expected schedule or at the assumed rental rates.

FUTURE DEVELOPMENT OPPORTUNITIES - AS OF MARCH 31, 2022 (unaudited)

Future Opportunities	Segment	Property Zoning Sq. Ft. (at 100%)
PENN 15 (Hotel Pennsylvania site)(1)	New York	2,052,000
PENN District - multiple other opportunities - office/residential/retail	New York
260 Eleventh Avenue - office(2)	New York	280,000

Undeveloped Land
Rego Park III (32.4% interest)	New York	550,000
527 West Kinzie, Chicago	Other	330,000
57th Street (50% interest)	New York	150,000
Eighth Avenue and 34th Street	New York	105,000
Total undeveloped land		1,135,000
____________________
(1)We have permanently closed the Hotel Pennsylvania and plan to develop an office tower on the site. Demolition of the existing building structure commenced in the fourth quarter of 2021.
(2)The building is subject to a ground lease which expires in 2114.

There can be no assurance that the above projects will be completed, completed on schedule or within budget.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York			555 California Street
	Office	Retail	theMART
Three Months Ended March 31, 2022
Total square feet leased	272	20	149	56
Our share of square feet leased:	236	20	149	39
Initial rent(1)	$81.07	$171.62	$49.79	$91.49
Weighted average lease term (years)	8.8	14.1	8.2	6.8
Second generation relet space:
Square feet	152	—	133	34
GAAP basis:
Straight-line rent(2)	$77.40	$—	$43.32	$88.88
Prior straight-line rent	$72.70	$—	$46.78	$56.82
Percentage increase (decrease)	6.5%	0.0%	(7.4)%	56.4%
Cash basis (non-GAAP):
Initial rent(1)	$79.28	$—	$49.38	$86.27
Prior escalated rent	$73.95	$—	$51.70	$72.03
Percentage increase (decrease)	7.2%	0.0%	(4.5)%	19.8%
Tenant improvements and leasing commissions:
Per square foot	$113.34	$197.49	$98.38	$85.02
Per square foot per annum	$12.88	$14.01	$12.00	$12.50
Percentage of initial rent	15.9%	8.2%	24.1%	13.7%
________________________________
(1)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(2)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASE EXPIRATIONS (unaudited) NEW YORK SEGMENT

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)		Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
				Total	Per Sq. Ft.
Office:	Month to Month	10,000		$649,000	$64.90	0.1%

	Second Quarter 2022	208,000		15,364,000	73.87	1.3%
	Third Quarter 2022	115,000		9,287,000	80.76	0.8%
	Fourth Quarter 2022	183,000		11,037,000	60.31	0.9%
	Total 2022	506,000		35,688,000	70.53	3.0%
	First Quarter 2023	482,000		45,677,000	94.77	3.9%
	Remaining 2023	925,000		84,069,000	90.89	7.1%
	2024	1,012,000		91,392,000	90.31	7.7%
	2025	718,000		57,727,000	80.40	4.9%
	2026	1,656,000		116,900,000	70.59	9.9%
	2027	1,172,000		85,996,000	73.38	7.3%
	2028	1,004,000		71,412,000	71.13	6.0%
	2029	1,181,000		95,000,000	80.44	8.0%
	2030	656,000		52,086,000	79.40	4.4%
	2031	812,000		70,084,000	86.31	5.9%
	2032	406,000		34,008,000	83.76	2.9%
	Thereafter	4,643,000	(2)	342,027,000	73.67	28.9%

Retail:	Month to Month	19,000		$987,000	$51.95	0.4%

	Second Quarter 2022	15,000		2,956,000	197.07	1.1%
	Third Quarter 2022	4,000		812,000	203.00	0.3%
	Fourth Quarter 2022	—		—	—	0.0%
	Total 2022	19,000		3,768,000	198.32	1.4%
	First Quarter 2023	139,000		20,355,000	146.44	7.5%
	Remaining 2023	12,000		3,798,000	316.50	1.4%
	2024	173,000		37,639,000	217.57	13.9%
	2025	40,000		12,222,000	305.55	4.5%
	2026	82,000		25,297,000	308.50	9.3%
	2027	32,000		18,359,000	573.72	6.8%
	2028	27,000		12,992,000	481.19	4.8%
	2029	46,000		20,044,000	435.74	7.4%
	2030	155,000		21,658,000	139.73	8.0%
	2031	86,000		27,902,000	324.44	10.3%
	2032	56,000		27,447,000	490.13	10.1%
	Thereafter	358,000		38,250,000	106.84	14.2%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Assumes U.S. Post Office exercises all lease renewal options through 2038 for 492,000 square feet at 909 Third Avenue given the below-market rent on their options.

LEASE EXPIRATIONS (unaudited) theMART

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Showroom / Retail:	Month to Month	6,000	$476,000	$79.33	0.3%

	Second Quarter 2022	21,000	971,000	46.24	0.6%
	Third Quarter 2022	285,000	13,593,000	52.48	8.0%
	Fourth Quarter 2022	138,000	8,225,000	59.60	4.8%
	Total 2022	444,000	22,789,000	51.33	13.4%
	First Quarter 2023	50,000	3,665,000	73.30	2.2%
	Remaining 2023	193,000	10,797,000	55.94	6.3%
	2024	243,000	14,631,000	60.21	8.6%
	2025	397,000	23,940,000	61.23	14.1%
	2026	293,000	17,000,000	58.02	10.0%
	2027	162,000	9,109,000	56.23	5.3%
	2028	655,000	33,293,000	50.83	19.5%
	2029	101,000	5,238,000	51.86	3.1%
	2030	19,000	1,160,000	61.05	0.7%
	2031	294,000	14,502,000	49.33	8.5%
	2032	157,000	7,323,000	46.64	4.3%
	Thereafter	132,000	6,374,000	48.29	3.7%
________________________________
(1)    Excludes storage, vacancy and other.

LEASE EXPIRATIONS (unaudited) 555 California Street

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Retail:	Month to Month	—	$—	$—	0.0%

	Second Quarter 2022	—	—	—	0.0%
	Third Quarter 2022	—	—	—	0.0%
	Fourth Quarter 2022	—	—	—	0.0%
	Total 2022	—	—	—	0.0%
	First Quarter 2023	6,000	391,000	65.17	0.4%
	Remaining 2023	93,000	7,794,000	83.81	7.4%
	2024	70,000	7,079,000	101.13	6.7%
	2025	282,000	24,874,000	88.21	23.5%
	2026	238,000	23,096,000	97.04	21.8%
	2027	65,000	5,940,000	91.38	5.6%
	2028	20,000	1,649,000	82.45	1.6%
	2029	116,000	10,931,000	94.23	10.3%
	2030	106,000	10,664,000	100.60	10.1%
	2031	—	—	—	0.0%
	2032	5,000	645,000	129.00	0.6%
	Thereafter	173,000	12,659,000	73.17	12.0%
________________________________
(1)    Excludes storage, vacancy and other.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
CONSOLIDATED
(Amounts in thousands)
	Three Months Ended March 31, 2022	Year Ended December 31,
		2021	2020
Amounts paid for capital expenditures:
Expenditures to maintain assets	$17,016	$75,133	$65,173
Tenant improvements	10,650	68,284	65,313
Leasing commissions	4,090	36,274	18,626
Recurring tenant improvements, leasing commissions and other capital expenditures	31,756	179,691	149,112
Non-recurring capital expenditures(1)	4,503	19,849	64,624
Total capital expenditures and leasing commissions	$36,259	$199,540	$213,736

	Three Months Ended March 31, 2022	Year Ended December 31,
		2021	2020
Amounts paid for development and redevelopment expenditures(2):
Farley Office and Retail	$89,036	$202,414	$239,427
PENN 2	55,225	105,267	76,883
PENN 1	25,399	171,824	108,514
PENN 15 (Hotel Pennsylvania site)	23,848	54,280	7,606
220 CPS	4,169	19,351	119,763
PENN Districtwide improvements	1,084	14,116	17,066
Other	10,977	18,688	32,661
	$209,738	$585,940	$601,920
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
NEW YORK SEGMENT
(Amounts in thousands)

	Three Months Ended March 31, 2022	Year Ended December 31,
		2021	2020
Amounts paid for capital expenditures:
Expenditures to maintain assets	$11,706	$61,420	$53,543
Tenant improvements	8,681	59,522	52,763
Leasing commissions	3,953	27,284	14,612
Recurring tenant improvements, leasing commissions and other capital expenditures	24,340	148,226	120,918
Non-recurring capital expenditures(1)	4,461	19,694	64,414
Total capital expenditures and leasing commissions	$28,801	$167,920	$185,332

	Three Months Ended March 31, 2022	Year Ended December 31,
		2021	2020
Amounts paid for development and redevelopment expenditures(2):
Farley Office and Retail	$89,036	$202,414	$239,427
PENN 2	55,225	105,267	76,883
PENN 1	25,399	171,824	108,514
PENN 15 (Hotel Pennsylvania site)	23,848	54,280	7,606
PENN Districtwide improvements	1,084	14,116	17,066
Other	8,626	12,638	11,952
	$203,218	$560,539	$461,448
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
theMART
(Amounts in thousands)
	Three Months Ended March 31, 2022	Year Ended December 31,
		2021	2020
Amounts paid for capital expenditures:
Expenditures to maintain assets	$4,283	$7,199	$7,627
Tenant improvements	133	5,683	5,859
Leasing commissions	137	2,047	3,173
Recurring tenant improvements, leasing commissions and other capital expenditures	4,553	14,929	16,659
Non-recurring capital expenditures(1)	42	155	210
Total capital expenditures and leasing commissions	$4,595	$15,084	$16,869

	Three Months Ended March 31, 2022	Year Ended December 31,
		2021	2020
Amounts paid for development and redevelopment expenditures(2):
Common area enhancements	$—	$—	$3,063
Other	2,351	1,797	948
	$2,351	$1,797	$4,011
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
555 CALIFORNIA STREET
(Amounts in thousands)

	Three Months Ended March 31, 2022	Year Ended December 31,
		2021	2020
Amounts paid for capital expenditures:
Expenditures to maintain assets	$1,027	$6,514	$4,003
Tenant improvements	1,836	3,079	6,691
Leasing commissions	—	6,943	841
Recurring tenant improvements, leasing commissions and other capital expenditures	2,863	16,536	11,535
Non-recurring capital expenditures(1)	—	—	—
Total capital expenditures and leasing commissions	$2,863	$16,536	$11,535

	Three Months Ended March 31, 2022	Year Ended December 31,
		2021	2020
Amounts paid for development and redevelopment expenditures(2):
345 Montgomery Street	$—	$4,253	$16,661
________________________________
See notes below.

CAPITAL EXPENDITURES (unaudited)
OTHER
(Amounts in thousands)

	Three Months Ended March 31, 2022	Year Ended December 31,
		2021	2020
Amounts paid for development and redevelopment expenditures(2):
220 CPS	$4,169	$19,351	$119,763
Other	—	—	37
	$4,169	$19,351	$119,800
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
Joint Venture Name	Asset Category	Percentage Ownership at March 31, 2022	Company's Carrying Amount		Company's Pro rata Share of Debt(1)	100% of Joint Venture Debt(1)	Maturity Date(2)	Spread over LIBOR	Interest Rate
Fifth Avenue and Times Square JV	Retail/Office	51.5%	$2,773,505		$461,461	$950,000	Various	Various	Various

Alexander's	Office/Retail	32.4%	92,779		355,280	1,096,544	Various	Various	Various

Partially owned office buildings/land:
650 Madison Avenue	Office/Retail	20.1%	96,375		161,024	800,000	12/29	N/A	3.49%
280 Park Avenue	Office/Retail	50.0%	87,178		600,000	1,200,000	09/24	L+173	2.04%
512 West 22nd Street	Office/Retail	55.0%	60,795		73,421	133,492	06/24	L+200	2.32%
West 57th Street properties	Office/Retail/Land	50.0%	43,163		10,000	20,000	12/22	L+160	1.83%
825 Seventh Avenue	Office	50.0%	8,809		27,674	55,349	07/23	L+190	2.15%
61 Ninth Avenue	Office/Retail	45.1%	4,565		75,543	167,500	01/26	L+135	1.67%
Other	Office/Retail	Various	9,695		17,465	50,150	Various	Various	Various

Other investments:
Independence Plaza	Residential/Retail	50.1%	53,633		338,175	675,000	07/25	N/A	4.25%
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	33,928		18,461	36,621	06/22	L+195	2.18%
Other	Various	Various	35,204		91,580	579,931	Various	Various	Various
			$3,299,629		$2,230,084	$5,764,587

7 West 34th Street	Office/Retail	53.0%	$(61,279)	(3)	$159,000	$300,000	06/26	N/A	3.65%
85 Tenth Avenue	Office/Retail	49.9%	(16,033)	(3)	311,875	625,000	12/26	N/A	4.55%
			$(77,312)		$470,875	$925,000
________________________________
(1)Represents the contractual debt obligations. All amounts are non-recourse to us except the $300,000 mortgage loan on 7 West 34th Street and the $500,000 mortgage loan on 640 Fifth Avenue, included in Fifth Avenue and Times Square JV.
(2)Represents the extended maturity for certain loans for which we have the unilateral right to extend.
(3)Our negative basis results from distributions in excess of our investment.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)

	Percentage Ownership at March 31, 2022	Our Share of Net Income (Loss) for the Three Months Ended March 31,		Our Share of NOI (non-GAAP) for the Three Months Ended March 31,
		2022	2021	2022	2021
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Equity in net income	51.5%	$16,309	$9,606	$36,146	$30,815
Return on preferred equity, net of our share of the expense		9,226	9,226	—	—
		25,535	18,832	36,146	30,815
Alexander's	32.4%	4,671	5,729	8,979	10,489
280 Park Avenue	50.0%	2,329	1,338	10,551	9,671
85 Tenth Avenue	49.9%	(1,375)	(2,648)	3,957	2,487
Independence Plaza	50.1%	(1,139)	(1,427)	4,476	4,295
7 West 34th Street	53.0%	1,092	1,136	3,624	3,664
61 Ninth Avenue	45.1%	713	759	1,735	1,779
650 Madison Avenue	20.1%	(637)	(28)	2,622	3,229
West 57th Street properties	50.0%	(203)	(391)	88	(104)
512 West 22nd Street	55.0%	127	(154)	1,007	1,528
One Park Avenue(1)	100.0%	—	5,081	—	7,321
Other, net	Various	931	337	2,779	1,599
		32,044	28,564	75,964	76,773

Other:
Alexander's corporate fee income	32.4%	1,020	575	496	163
Rosslyn Plaza	43.7% to 50.4%	452	398	1,114	1,096
Other, net	Various	198	(464)	1,118	724
		1,670	509	2,728	1,983

Total		$33,714	$29,073	$78,692	$78,756
______________________________
(1)On August 5, 2021, we increased our ownership interest in One Park Avenue to 100.0% by acquiring our joint venture partner's 45.0% ownership interest in the property. Accordingly, we consolidated the accounts of the property from the date of acquisition.

CAPITAL STRUCTURE (unaudited)
(Amounts in thousands, except per share and per unit amounts)
			As of
			March 31, 2022
Debt (contractual balances) (non-GAAP):
Consolidated debt(1):
Mortgages payable			$6,093,815
Senior unsecured notes			1,200,000
$800 Million unsecured term loan			800,000
$2.75 Billion unsecured revolving credit facilities			575,000
			8,668,815
Pro rata share of debt of non-consolidated entities			2,700,959
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)			(682,059)
			10,687,715	(A)

	Shares/Units	Liquidation Preference
Perpetual Preferred:
3.25% preferred units (D-17) (141,400 units @ $25 per unit)			3,535
5.40% Series L preferred shares	12,000	$25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
5.25% Series N preferred shares	12,000	25.00	300,000
4.45% Series O preferred shares	12,000	25.00	300,000
			1,223,035	(B)

	Converted Shares	March 31, 2022 Common Share Price
Equity:
Common shares	191,743	$45.32	8,689,793
Class A units	13,170	45.32	596,864
Convertible share equivalents:
Equity awards - unit equivalents	1,089	45.32	49,353
Series D-13 preferred units	1,030	45.32	46,680
Series G-1 through G-4 preferred units	67	45.32	3,036
Series A preferred shares	25	45.32	1,133
			9,386,859	(C)
Total Market Capitalization (A+B+C)			$21,297,609
________________________________
(1)See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xii in the Appendix.

COMMON SHARES DATA (NYSE: VNO) (unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021	Second Quarter 2021
High price	$47.26	$46.64	$47.86	$50.91
Low price	$38.00	$38.82	$40.17	$44.12
Closing price - end of quarter	$45.32	$41.86	$42.01	$46.67

Annualized quarterly dividend per share	$2.12	$2.12	$2.12	$2.12

Annualized dividend yield - on closing price	4.7%	5.1%	5.0%	4.5%

Outstanding shares, Class A units and convertible preferred units as converted (in thousands)	207,127	206,969	206,969	206,595

Closing market value of outstanding shares, Class A units and convertible preferred units as converted	$9.4 Billion	$8.7 Billion	$8.7 Billion	$9.6 Billion

DEBT ANALYSIS (unaudited)
(Amounts in thousands)
	As of March 31, 2022
	Total		Variable		Fixed
(Contractual debt balances) (non-GAAP)	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(1)	$8,668,815	2.43%	$4,528,815	1.85%	$4,140,000	3.06%
Pro rata share of debt of non-consolidated entities	2,700,959	2.91%	1,268,884	1.99%	1,432,075	3.72%
Total	11,369,774	2.54%	5,797,699	1.88%	5,572,075	3.23%
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)	(682,059)		(682,059)		—
Company's pro rata share of total debt	$10,687,715	2.57%	$5,115,640	1.85%	$5,572,075	3.23%

Debt Covenant Ratios:(2)	Senior Unsecured Notes due 2025, 2026 and 2031		Unsecured Revolving Credit Facilities and Unsecured Term Loan

	Required	Actual	Required	Actual
Total outstanding debt/total assets(3)	Less than 65%	48%	Less than 60%	35%
Secured debt/total assets	Less than 50%	33%	Less than 50%	25%
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	3.29		N/A
Fixed charge coverage		N/A	Greater than 1.40	3.09
Unencumbered assets/unsecured debt	Greater than 150%	360%		N/A
Unsecured debt/cap value of unencumbered assets		N/A	Less than 60%	21%
Unencumbered coverage ratio		N/A	Greater than 1.50	6.25

Unencumbered EBITDA (non-GAAP)(2):
Q1 2022 Annualized
New York	$227,364
Other	92,224
Total	$319,588
________________________________
(1)See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xii in the Appendix.
(2)Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.
(3)Total assets include EBITDA capped at 7.0% under the senior unsecured notes due 2025, 2026 and 2031 and 6.0% under the unsecured revolving credit facilities and unsecured term loan.

CONSOLIDATED DEBT MATURITIES (CONTRACTUAL BALANCES) (NON-GAAP) (unaudited)
(Amounts in thousands)
Property	Maturity Date (1)	Spread over LIBOR/SOFR		Interest Rate		2022	2023	2024	2025	2026	Thereafter	Total
770 Broadway	07/22	S+186	(2)	2.11%		$700,000	$—	$—	$—	$—	$—	$700,000
$800 Million unsecured term loan	02/24			3.72%	(3)	—	—	800,000	—	—	—	800,000
435 Seventh Avenue - retail	02/24	L+130		1.59%		—	—	95,696	—	—	—	95,696
$1.5 Billion unsecured revolving credit facility	03/24	L+90		1.35%		—	—	575,000	—	—	—	575,000
100 West 33rd Street - office and retail	04/24	L+155		1.84%		—	—	580,000	—	—	—	580,000
150 West 34th Street	05/24	L+188		2.17%		—	—	205,000	—	—	—	205,000
606 Broadway	09/24	L+180		2.12%		—	—	74,119	—	—	—	74,119
33-00 Northern Boulevard	01/25			4.14%	(4)	—	—	—	100,000	—	—	100,000
Senior unsecured notes due 2025	01/25			3.50%		—	—	—	450,000	—	—	450,000
4 Union Square South - retail	08/25	L+140		1.63%		—	—	—	120,000	—	—	120,000
PENN 11	10/25			2.23%	(5)	—	—	—	500,000	—	—	500,000
888 Seventh Avenue	12/25	L+170		2.02%		—	—	—	294,000	—	—	294,000
One Park Avenue	03/26	L+111		1.50%		—	—	—	—	525,000	—	525,000
$1.25 Billion unsecured revolving credit facility	04/26	L+89		0.00%		—	—	—	—	—	—	—
Senior unsecured notes due 2026	06/26			2.15%		—	—	—	—	400,000	—	400,000
350 Park Avenue	01/27			3.92%		—	—	—	—	—	400,000	400,000
555 California Street	05/28			2.28%	(6)	—	—	—	—	—	1,200,000	1,200,000
1290 Avenue of the Americas	11/28	L+151		1.90%		—	—	—	—	—	950,000	950,000
909 Third Avenue	04/31			3.23%		—	—	—	—	—	350,000	350,000
Senior unsecured notes due 2031	06/31			3.40%		—	—	—	—	—	350,000	350,000
						$700,000	$—	$2,329,815	$1,464,000	$925,000	$3,250,000	$8,668,815

Weighted average rate						2.11%	0.00%	2.39%	2.66%	1.78%	2.60%	2.43%

Fixed rate debt						$—	$—	$750,000	$1,050,000	$400,000	$1,940,000	$4,140,000
Fixed weighted average rate expiring						0.00%	0.00%	3.87%	2.95%	2.15%	2.98%	3.06%
Floating rate debt						$700,000	$—	$1,579,815	$414,000	$525,000	$1,310,000	$4,528,815
Floating weighted average rate expiring						2.11%	0.00%	1.69%	1.91%	1.50%	2.02%	1.85%
________________________________
(1)Represents the extended maturity for certain loans in which we have the unilateral right to extend.
(2)Rate includes SOFR adjustment of 0.11%, rate previously at LIBOR plus 1.75%.
(3)Pursuant to an existing swap agreement, $750,000 of the loan bears interest at a fixed rate of 3.87% through October 2023, and the balance of $50,000 floats at a rate of LIBOR plus 1.00% (1.45% as of March 31, 2022). The entire $800,000 will float thereafter for the duration of the loan.
(4)Pursuant to an existing swap agreement, the loan bears interest at 4.14% through January 2025. The rate was swapped from LIBOR plus 1.80% (2.11% as of March 31, 2022).
(5)Pursuant to an existing swap agreement, the loan bears interest at 2.23% through March 2024. The rate was swapped from LIBOR plus 1.95% (2.24% as of March 31, 2022).
(6)Pursuant to an existing swap agreement, our $840,000 share of the loan bears interest at a fixed rate of 2.26% through May 2024, and the balance of $360,000 floats at a rate of LIBOR plus 1.93% (2.33% as of March 31, 2022). The entire $1,200,000 will float thereafter for the duration of the loan.

TOP 30 TENANTS (unaudited)
(Amounts in thousands, except square feet)

Tenants	Square Footage At Share	Annualized Escalated Rents At Share(1)	% of Total Annualized Escalated Rents At Share
Meta Platforms, Inc. (formerly Facebook, Inc.)	1,451,153	$156,036	8.6%
IPG and affiliates	967,552	66,748	3.7%
New York University	685,290	44,793	2.5%
Google/Motorola Mobility (guaranteed by Google)	759,446	42,861	2.4%
Bloomberg L.P.	304,385	38,239	2.1%
Equitable Financial Life Insurance Company	336,644	35,196	1.9%
Swatch Group USA	14,949	32,957	1.8%
Yahoo Inc.	313,726	31,475	1.7%
Amazon (including its Whole Foods subsidiary)	312,694	29,352	1.6%
The City of New York	636,573	26,085	1.4%
Neuberger Berman Group LLC	306,612	25,044	1.4%
Apple	412,434	24,010	1.3%
Bank of America	247,459	23,794	1.3%
Madison Square Garden & Affiliates	412,551	23,549	1.3%
AMC Networks, Inc.	326,717	22,886	1.3%
LVMH Brands	65,060	22,280	1.2%
Victoria's Secret (guaranteed by L Brands, Inc.)	33,156	18,892	1.0%
PwC	241,196	17,938	1.0%
Macy's	242,837	16,594	0.9%
Fast Retailing (Uniqlo)	47,167	13,362	0.7%
Cushman & Wakefield	127,485	12,950	0.7%
Citadel	119,421	11,976	0.7%
Foot Locker	149,987	11,503	0.6%
Hollister	11,302	11,274	0.6%
Axon Capital	93,127	10,965	0.6%
Forest Laboratories (guaranteed by ABBVIE Inc.)	168,673	10,822	0.6%
Kirkland & Ellis LLP	106,751	10,669	0.6%
Manufacturers & Traders Trust	102,622	10,177	0.6%
Alston & Bird LLP	126,872	10,161	0.6%
WSP USA	172,666	9,836	0.5%
			45.2%
________________________________
(1)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rents at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space.

SQUARE FOOTAGE (unaudited)
(Square feet in thousands)
		At Vornado's Share
	At 100%		Under Development or Not Available for Lease	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	20,650	17,955	1,188	16,584	—	183	—
Retail	2,574	2,135	354	—	1,781	—	—
Residential - 1,671 units	1,510	777	—	—	—	—	777
Alexander's (32.4% interest), including 312 residential units	2,454	795	76	297	340	—	82
	27,188	21,662	1,618	16,881	2,121	183	859

Other:
theMART	3,899	3,890	264	2,012	102	1,296	216
555 California Street (70% interest)	1,818	1,273	—	1,240	33	—	—
Other	2,845	1,346	192	212	831	—	111
	8,562	6,509	456	3,464	966	1,296	327

Total square feet at March 31, 2022	35,750	28,171	2,074	20,345	3,087	1,479	1,186

Total square feet at December 31, 2021	35,858	28,279	2,083	20,394	3,129	1,479	1,194

Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,669	10	4,875
theMART	558	4	1,643
555 California Street	168	1	453
Rosslyn Plaza	411	4	1,094
Total at March 31, 2022	2,806	19	8,065

OCCUPANCY (unaudited)

	New York	theMART	555 California Street
Occupancy rate at:
March 31, 2022	91.2%	88.9%	94.2%
December 31, 2021	91.3%	88.9%	93.8%	(1)
March 31, 2021	91.6%	88.9%	97.8%
________________________________
(1)Decrease in occupancy due to 345 Montgomery Street (78,000 square feet) being placed into service during the fourth quarter of 2021.

RESIDENTIAL STATISTICS (unaudited)

		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
March 31, 2022	1,983	948	96.4%	$3,771
December 31, 2021	1,986	951	96.4%	$3,776
March 31, 2021	1,989	954	89.4%	$3,730

GROUND LEASES (unaudited)
(Amounts in thousands, except square feet)

Property	Current Annual Rent at Share		Next Option Renewal Date	Fully Extended Lease Expiration	Rent Increases and Other Information
Consolidated:
New York:
Farley (95% interest)	$4,750		None	2116	None
PENN 1:
Land	2,500		2073	2098	One 25-year renewal option at fair market value ("FMV"). FMV rent resets occur in 2023 and 2048. The FMV rent reset in 2023 has not yet been determined.
Long Island Railroad Concourse Retail	—	(1)	2048	2098	Two 25-year renewal options. Rent increases at a rate based on the increase in gross income reduced by the increase in real estate taxes and operating expenses. The next rent increase occurs in 2028 and every ten years thereafter.
260 Eleventh Avenue	4,318		None	2114	Rent increases annually by the lesser of CPI or 1.5% compounded. We have a purchase option exercisable at a future date for $110,000 increased annually by the lesser of CPI or 1.5% compounded.
888 Seventh Avenue	3,350		2028	2067	Two 20-year renewal options at FMV.
Piers 92 & 94	1,000		2060	2110	None
330 West 34th Street - 65.2% ground leased	10,265	(2)	2051	2149	Two 30-year and one 39-year renewal option at FMV.
909 Third Avenue	1,600		2041	2063	One 22-year renewal option at current annual rent.
962 Third Avenue (the Annex building to 150 East 58th Street) - 50.0% ground leased	666		None	2118	Rent resets every ten years to FMV.
Other:
Wayne Town Center	5,018		2035	2064	Two 10-year renewal options and one 9-year renewal option. Rent increases annually by the greater of CPI or 6%.
Annapolis	650		None	2042	Fixed rent increases to $750 per annum in 2032.
Unconsolidated:
61 Ninth Avenue (45.1% interest)	3,553		None	2115	Rent increases in April 2023 and every three years thereafter based on CPI, subject to a cap. In 2051, 2071 and 2096, rent resets based on the increase in the property's gross revenue net of real estate taxes, if greater than the CPI reset.
Flushing (Alexander's) (32.4% interest)	259		2027	2037	One 10-year renewal option at 90% of FMV.
________________________________
(1)In December 2020, we entered into an agreement with the Metropolitan Transportation Authority (the “MTA”) to oversee the redevelopment of the Long Island Rail Road Concourse at Penn Station (the "Concourse"). In connection with the redevelopment, we entered into an agreement with the MTA which will result in the widening of the Concourse to relieve overcrowding and our trading of 15,000 square feet of back of house space for 22,000 square feet of retail frontage space.
(2)Represents the arbitration panel’s rent reset determination. We have filed a petition in New York Supreme Court to vacate or modify the arbitration determination and our petition is currently pending.

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)		Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK:
PENN District:
PENN 1
(ground leased through 2098)**									Cisco, Hartford Fire Insurance, Empire Healthchoice Assurance, Inc.,
-Office	100.0%	81.6%	$71.15	2,239,000	2,215,000	24,000			United Healthcare Services, Inc., Siemens Mobility, WSP USA
-Retail	100.0%	100.0%	166.82	308,000	77,000	231,000			Bank of America, Starbucks
	100.0%	82.2%	74.81	2,547,000	2,292,000	255,000	$—

PENN 2
-Office	100.0%	100.0%	57.55	1,577,000	413,000	1,164,000			Madison Square Garden, EMC
-Retail	100.0%	100.0%	200.75	43,000	15,000	28,000			Chase Manhattan Bank
	100.0%	100.0%	62.57	1,620,000	428,000	1,192,000	575,000	(3)

Farley Office and Retail (ground and building leased through 2116)**
-Office	95.0%	100.0%	110.40	730,000	730,000	—			Meta Platforms, Inc. (formerly Facebook, Inc.)
-Retail	95.0%	100.0%	388.46	115,000	26,000	89,000			Duane Reade, Magnolia Bakery, Starbucks, Birch Coffee, H&H Bagels
	95.0%	100.0%	119.52	845,000	756,000	89,000	—

PENN 11
-Office	100.0%	100.0%	64.08	1,113,000	1,113,000	—			Apple, Madison Square Garden, AMC Networks, Inc., Macy's
-Retail	100.0%	80.1%	141.01	40,000	40,000	—			PNC Bank National Association, Starbucks
	100.0%	99.3%	66.24	1,153,000	1,153,000	—	500,000

100 West 33rd Street
-Office	100.0%	91.5%	71.30	859,000	859,000	—	398,402		IPG and affiliates

Manhattan Mall
-Retail	100.0%	18.4%	50.96	255,000	255,000	—	181,598		Aeropostale, Candytopia

330 West 34th Street
(65.2% ground leased through 2149)**									Structure Tone,
-Office	100.0%	73.8%	74.65	703,000	703,000	—			Deutsch, Inc., Web.com, Footlocker, Home Advisor, Inc.
-Retail	100.0%	91.1%	126.87	22,000	22,000	—			Starbucks
	100.0%	74.2%	76.11	725,000	725,000	—	50,150	(4)

435 Seventh Avenue
-Retail	100.0%	100.0%	35.22	43,000	43,000	—	95,696		Forever 21

7 West 34th Street
-Office	53.0%	100.0%	77.19	458,000	458,000	—			Amazon
-Retail	53.0%	100.0%	341.46	19,000	19,000	—			Amazon, Lindt, Naturalizer (guaranteed by Caleres)
	53.0%	100.0%	87.96	477,000	477,000	—	300,000

431 Seventh Avenue
-Retail	100.0%	100.0%	248.24	9,000	9,000	—	—		Essen*

138-142 West 32nd Street
-Retail	100.0%	100.0%	123.06	8,000	8,000	—	—

150 West 34th Street
-Retail	100.0%	100.0%	112.53	78,000	78,000	—	205,000		Old Navy

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)		Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
PENN District (Continued):
137 West 33rd Street
-Retail	100.0%	100.0%	$98.17		3,000	3,000	—	$—

131-135 West 33rd Street
-Retail	100.0%	100.0%	58.44		23,000	23,000	—	—

Other (3 buildings)
-Retail	100.0%	100.0%	184.29		16,000	16,000	—	—

Total PENN District					8,661,000	7,125,000	1,536,000	2,305,846

Midtown East:
909 Third Avenue
(ground leased through 2063)**									IPG and affiliates, Forest Laboratories, United States Post Office,
-Office	100.0%	96.7%	63.73	(5)	1,350,000	1,350,000	—	350,000	Geller & Company, Morrison Cohen LLP, Sard Verbinnen

150 East 58th Street(6)
-Office	100.0%	88.6%	78.79		541,000	541,000	—		Castle Harlan, Tournesol Realty LLC (Peter Marino)
-Retail	100.0%	100.0%	96.02		3,000	3,000	—
	100.0%	88.6%	78.88		544,000	544,000	—	—

715 Lexington Avenue
-Retail	100.0%	100.0%	191.04		22,000	22,000	—	—	Orangetheory Fitness, Casper, Santander Bank, Blu Dot*

966 Third Avenue
-Retail	100.0%	100.0%	102.04		7,000	7,000	—	—	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	176.33		7,000	7,000	—	—	Wells Fargo

Total Midtown East					1,930,000	1,930,000	—	350,000

Midtown West:
888 Seventh Avenue
(ground leased through 2067)**									Axon Capital LP, Lone Star US Acquisitions LLC,
-Office	100.0%	94.0%	96.30		872,000	872,000	—		Vornado Executive Headquarters, United Talent Agency
-Retail	100.0%	100.0%	259.99		15,000	15,000	—		Redeye Grill L.P.
	100.0%	94.1%	97.85		887,000	887,000	—	294,000

57th Street - 2 buildings
-Office	50.0%	85.4%	60.84		81,000	81,000	—
-Retail	50.0%	42.5%	102.59		22,000	22,000	—
	50.0%	78.3%	64.61		103,000	103,000	—	20,000

825 Seventh Avenue
-Office	50.0%	44.6%	59.53		168,000	168,000	—	55,349	Young Adult Institute Inc.
-Retail	100.0%	48.6%	72.57		4,000	4,000	—	—
		44.7%	59.86		172,000	172,000	—	55,349

Total Midtown West					1,162,000	1,162,000	—	369,349

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Park Avenue:
280 Park Avenue								Cohen & Steers Inc., Franklin Templeton Co. LLC,
-Office	50.0%	98.0%	$108.92	1,236,000	1,236,000	—		PJT Partners, Investcorp International Inc., GIC Inc., Wells Fargo
-Retail	50.0%	100.0%	82.26	28,000	28,000	—		Scottrade Inc., Starbucks, Fasano Restaurant
	50.0%	98.1%	108.31	1,264,000	1,264,000	—	$1,200,000

350 Park Avenue								Citadel, Kissinger Associates Inc., Marshall Wace North America,
-Office	100.0%	70.3%	102.61	563,000	563,000	—		M&T Bank, Square Mile Capital Management
-Retail	100.0%	91.5%	265.74	18,000	18,000	—		Fidelity Investments, AT&T Wireless, Valley National Bank
	100.0%	70.9%	108.97	581,000	581,000	—	400,000

Total Park Avenue				1,845,000	1,845,000	—	1,600,000
Grand Central:
90 Park Avenue								Alston & Bird, Capital One, PwC, MassMutual,
-Office	100.0%	100.0%	79.88	938,000	938,000	—		Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	72.8%	164.80	18,000	18,000	—		Citibank, Starbucks
	100.0%	99.5%	81.01	956,000	956,000	—	—

510 Fifth Avenue
-Retail	100.0%	51.5%	224.84	66,000	66,000	—	—	The North Face

Total Grand Central				1,022,000	1,022,000	—	—

Madison/Fifth:
640 Fifth Avenue								Fidelity Investments, Abbott Capital Management,
-Office	52.0%	87.1%	102.04	246,000	246,000	—		Avolon Aerospace, GCA Savvian Inc.
-Retail	52.0%	96.1%	1,029.57	69,000	69,000	—		Victoria's Secret (guaranteed by L Brands, Inc.), Dyson
	52.0%	88.5%	254.87	315,000	315,000	—	500,000

666 Fifth Avenue
-Retail	52.0%	100.0%	510.77	114,000(7)	114,000	—	—	Fast Retailing (Uniqlo), Hollister, Tissot

595 Madison Avenue								LVMH Moet Hennessy Louis Vuitton Inc.,
-Office	100.0%	82.0%	79.20	301,000	301,000	—		Albea Beauty Solutions, Aerin LLC
-Retail	100.0%	100.0%	719.92	32,000	32,000	—		Fendi, Berluti, Christofle Silver Inc.
	100.0%	83.1%	128.04	333,000	333,000	—	—

650 Madison Avenue								Memorial Sloan Kettering Cancer Center, Sotheby's International Realty, Inc.,
-Office	20.1%	94.3%	111.71	564,000	564,000	—		Polo Ralph Lauren, Willett Advisors LLC (Bloomberg Philanthropies)
-Retail	20.1%	94.7%	1,020.17	37,000	37,000	—		Moncler USA Inc., Tod's, Celine, Balmain
	20.1%	94.3%	147.60	601,000	601,000	—	800,000

689 Fifth Avenue
-Office	52.0%	100.0%	91.04	81,000	81,000	—		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	52.0%	62.0%	711.50	17,000	17,000	—		MAC Cosmetics, Canada Goose
	52.0%	93.9%	157.42	98,000	98,000	—	—

655 Fifth Avenue
-Retail	50.0%	100.0%	272.85	57,000	57,000	—	—	Ferragamo

697-703 Fifth Avenue
-Retail	44.8%	100.0%	3,447.07	26,000	26,000	—	450,000	Swatch Group USA, Harry Winston

Total Madison/Fifth				1,544,000	1,544,000	—	1,750,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Midtown South:
770 Broadway
-Office	100.0%	100.0%	$104.15	1,077,000	1,077,000	—		Meta Platforms, Inc. (formerly Facebook, Inc.), Yahoo Inc.
-Retail	100.0%	92.0%	87.96	106,000	106,000	—		Bank of America N.A., Wegmans Food Markets
	100.0%	99.3%	102.90	1,183,000	1,183,000	—	$700,000

One Park Avenue
								New York University, Clarins USA Inc.,
-Office	100.0%	100.0%	66.74	867,000	867,000	—		BMG Rights Management LLC, Robert A.M. Stern Architect
-Retail	100.0%	90.1%	76.14	78,000	78,000	—		Bank of Baroda, Citibank, Equinox
	100.0%	99.2%	67.44	945,000	945,000	—	525,000
4 Union Square South
-Retail	100.0%	100.0%	122.53	204,000	204,000	—	120,000	Burlington, Whole Foods Market, DSW, Sephora

692 Broadway
-Retail	100.0%	64.4%	67.59	36,000	36,000	—	—	Equinox

Total Midtown South				2,368,000	2,368,000	—	1,345,000

Rockefeller Center:
1290 Avenue of the Americas								Equitable Financial Life Insurance Company, Hachette Book Group Inc.,
								Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
								Cushman & Wakefield, Columbia University, LinkLaters, Venable LLP,
-Office	70.0%	100.0%	89.85	2,043,000	2,043,000	—		Fubotv Inc
-Retail	70.0%	78.3%	300.92	77,000	77,000	—		Duane Reade, JPMorgan Chase Bank, Sovereign Bank, Starbucks
	70.0%	99.4%	94.41	2,120,000	2,120,000	—	950,000

Wall Street/Downtown:
40 Fulton Street
-Office	100.0%	81.0%	54.71	246,000	246,000	—		Safety National Casualty Corp, Fortune Media Corp.
-Retail	100.0%	100.0%	118.87	5,000	5,000	—		TD Bank
	100.0%	81.4%	56.18	251,000	251,000	—	—

SoHo:
484-486 Broadway
-Retail	100.0%	100.0%	292.12	18,000	13,000	5,000		Madewell, J. Crew
-Residential (7 units)	100.0%	85.7%		12,000	12,000	—
	100.0%			30,000	25,000	5,000	—

606 Broadway (19 East Houston Street)
-Office	50.0%	100.0%	119.01	30,000	30,000	—		WeWork
-Retail	50.0%	100.0%	663.07	6,000	6,000	—		HSBC, Harman International
	50.0%	100.0%	190.57	36,000	36,000	—	74,119

443 Broadway
-Retail	100.0%	100.0%	62.16	16,000	16,000	—	—	Blick Art Materials*

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
SoHo (Continued):
304 Canal Street
-Retail	100.0%	100.0%	$52.63	4,000	4,000	—		Stellar Works
-Residential (4 units)	100.0%	100.0%		9,000	9,000	—
	100.0%			13,000	13,000	—	$—

334 Canal Street
-Retail	100.0%	100.0%	30.36	4,000	4,000	—
-Residential (4 units)	100.0%	100.0%		10,000	10,000	—
	100.0%			14,000	14,000	—	—

148 Spring Street
-Retail	100.0%	42.4%	378.68	8,000	8,000	—	—	Dr. Martens

150 Spring Street
-Retail	100.0%	74.2%	94.48	6,000	6,000	—
-Residential (1 unit)	100.0%	100.0%		1,000	1,000	—
	100.0%			7,000	7,000	—	—

Total SoHo				124,000	119,000	5,000	74,119

Times Square:
1540 Broadway								Forever 21, Disney, Sunglass Hut,
-Retail	52.0%	79.9%	164.92	161,000	161,000	—	—	MAC Cosmetics, U.S. Polo

1535 Broadway
-Retail	52.0%	95.3%	1,128.72	45,000	45,000	—		T-Mobile, Invicta, Swatch Group USA, Levi's, Sephora
-Theatre	52.0%	100.0%	15.18	62,000	62,000	—		Nederlander-Marquis Theatre
	52.0%	98.2%	421.08	107,000	107,000	—	—

Total Times Square				268,000	268,000	—	—

Upper East Side:
1131 Third Avenue
-Retail	100.0%	100.0%	190.21	23,000	23,000	—	—	Nike, Crunch LLC, J.Jill

759-771 Madison Avenue (40 East 66th Street)
-Residential (4 units)	100.0%	100.0%		10,000	10,000	—
				10,000	10,000	—	—

Total Upper East Side				33,000	33,000	—	—

Long Island City:
33-00 Northern Boulevard (Center Building)(8)
-Office	100.0%	92.4%	36.04	498,000	498,000	—	100,000	The City of New York, NYC Transit Authority

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)**
-Office	100.0%	95.5%	$46.79	209,000	209,000	—	$—	The City of New York

85 Tenth Avenue								Google, Telehouse International Corp.,
-Office	49.9%	90.5%	95.18	595,000	595,000	—		L-3 Communications, Clear Secure, Inc.*
-Retail	49.9%	55.2%	52.92	43,000	43,000	—
	49.9%	88.4%	93.56	638,000	638,000	—	625,000

537 West 26th Street
-Retail	100.0%	100.0%	142.56	17,000	17,000	—	—	The Chelsea Factory Inc.

61 Ninth Avenue (2 buildings)
(ground leased through 2115)**
-Office	45.1%	100.0%	126.32	171,000	171,000	—		Aetna Life Insurance Company, Apple*
-Retail	45.1%	100.0%	357.06	23,000	23,000	—		Starbucks
	45.1%	100.0%	141.49	194,000	194,000	—	167,500

512 West 22nd Street								Warner Media, Next Jump, Pura Vida Investments,
-Office	55.0%	71.2%	119.32	165,000	165,000	—		Capricorn Investment Group
-Retail	55.0%	100.0%	100.49	8,000	8,000	—		Galeria Nara Roesler, Harper's Books
	55.0%	72.6%	118.12	173,000	173,000	—	133,492

Total Chelsea/Meatpacking District				1,231,000	1,231,000	—	925,992

Upper West Side:
50-70 W 93rd Street
-Residential (324 units)	49.9%	95.7%	—	283,000	283,000	—	83,500

Tribeca:
Independence Plaza
-Residential (1,327 units)	50.1%	96.3%		1,185,000	1,185,000	—
-Retail	50.1%	100.0%	67.87	72,000	64,000	8,000		Duane Reade
	50.1%			1,257,000	1,249,000	8,000	675,000

339 Greenwich Street
-Retail	100.0%	100.0%	71.31	8,000	8,000	—	—	Sarabeth's

Total Tribeca				1,265,000	1,257,000	8,000	675,000
New Jersey:
Paramus
-Office	100.0%	83.2%	24.91	129,000	129,000	—	—	Vornado's Administrative Headquarters

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Properties to be Developed:
PENN 15 (Hotel Pennsylvania site)
-Land	100.0%	—	$—	—	—	—	$—

57th Street
-Land	50.0%	—	—	—	—	—	—

Eighth Avenue and 34th Street
-Land	100.0%	—	—	—	—	—	—

New York Office:

Total		92.4%	$82.97	20,650,000	19,462,000	1,188,000	$8,643,893

Vornado's Ownership Interest		92.1%	$80.11	17,955,000	16,767,000	1,188,000	$6,203,329

New York Retail:

Total		82.1%	$261.99	2,574,000	2,213,000	361,000	$1,126,413

Vornado's Ownership Interest		80.4%	$213.55	2,135,000	1,781,000	354,000	$840,890

New York Residential:

Total		96.6%		1,510,000	1,510,000	—	$758,500

Vornado's Ownership Interest		96.4%		777,000	777,000	—	$379,841

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$126.10	939,000	916,000	23,000	$500,000	Bloomberg L.P.
-Retail	32.4%	90.3%	239.85	140,000	140,000	—	300,000	The Home Depot, Hutong, Capital One*
	32.4%	98.9%	138.19	1,079,000	1,056,000	23,000	800,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	49.32	338,000	260,000	78,000	—	Burlington, Bed Bath & Beyond, Marshalls, IKEA

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	86.8%	63.39	615,000	480,000	135,000	202,544	Costco, Kohl's, TJ Maxx

Flushing, Queens (1.0 acre ground leased through 2037)**	32.4%	100.0%	31.36	167,000	167,000	—	—	New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
Residential (312 units)	32.4%	99.0%		255,000	255,000	—	94,000

Property to be Developed:
Rego Park III (adjacent to Rego Park II),
Queens, NY (3.2 acres)	32.4%	—		—	—	—	—

Total Alexander's	32.4%	96.2%	99.72	2,454,000	2,218,000	236,000	1,096,544

Total New York		91.8%	$98.49	27,188,000	25,403,000	1,785,000	$11,625,350

Vornado's Ownership Interest		91.2%	$91.19	21,662,000	20,044,000	1,618,000	$7,779,340
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot and average occupancy percentage for office properties excludes garages and de minimis amounts of storage space. Weighted average escalated annual rent per square foot for retail excludes non-selling space.
(2)Represents contractual debt obligations.
(3)Secured amount outstanding on revolving credit facilities.
(4)Amount represents debt on land which is owned 34.8% by Vornado.
(5)Excludes US Post Office lease for 492,000 square feet.
(6)Includes 962 Third Avenue (the Annex building to 150 East 58th Street) 50.0% ground leased through 2118**.
(7)75,000 square feet is leased from 666 Fifth Avenue Office Condominium.
(8)On April 27, 2022, we entered into an agreement to sell 33-00 Northern Boulevard. We expect to close the sale in the third quarter of 2022.

OTHER SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
theMART:
theMART, Chicago								Motorola Mobility (guaranteed by Google),
								CCC Information Services,
								1871, ANGI Home Services, Inc, Yelp Inc., Paypal, Inc.,
								Allscripts Healthcare, Kellogg Company,
								Chicago School of Professional Psychology, ConAgra Foods Inc.,
								Innovation Development Institute, Inc., Avant LLC*,
-Office	100.0%	88.8%	$50.50	2,068,000	2,012,000	56,000		Allstate Insurance Company, Medline Industries, Inc*
								Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.,
-Showroom/Trade show	100.0%	89.4%	59.96	1,512,000	1,512,000	—		Allsteel Inc., Teknion LLC
-Retail	100.0%	81.3%	54.16	92,000	92,000	—
	100.0%	88.8%	54.56	3,672,000	3,616,000	56,000	$—

Other (2 properties)	50.0%	100.0%	48.61	19,000	19,000	—	29,614
Total theMART, Chicago				3,691,000	3,635,000	56,000	29,614

Piers 92 and 94 (New York) (ground and building leased through 2110)**	100.0%	—	—	208,000	—	208,000	—

Property to be Developed:
527 West Kinzie, Chicago	100.0%	—	—	—	—	—	—

Total theMART		88.9%	$54.53	3,899,000	3,635,000	264,000	$29,614

Vornado's Ownership Interest		88.9%	$54.54	3,890,000	3,626,000	264,000	$14,807

555 California Street:
555 California Street	70.0%	98.3%	$91.31	1,505,000	1,505,000	—	$1,200,000	Bank of America, N.A., Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Financial, Microsoft Corporation,
								Fenwick & West LLP, Sidley Austin

315 Montgomery Street	70.0%	100.0%	82.62	235,000	235,000	—	—	Bank of America, N.A., Regus, Ripple Labs Inc., Blue Shield, Lending Home Corporation

345 Montgomery Street	70.0%	0.0%	—	78,000	78,000	—	—

Total 555 California Street		94.2%	$90.13	1,818,000	1,818,000	—	$1,200,000

Vornado's Ownership Interest		94.2%	$90.13	1,273,000	1,273,000	—	$840,000

________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent and garages.
(2)Represents the contractual debt obligations.

OTHER SEGMENT
PROPERTY TABLE
Property	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet				Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
				Total Property	In Service		Under Development or Not Available for Lease
					Owned by Company	Owned by Tenant(2)
OTHER:
Virginia:
Rosslyn Plaza
-Office - 4 buildings	46.2%	65.1%	$51.35	736,000	432,000	—	304,000		Corporate Executive Board, Nathan Associates, Inc.
-Residential - 2 buildings (197 units)	43.7%	96.4%		253,000	253,000	—	—
				989,000	685,000	—	304,000	$36,621

Fashion Centre Mall	7.5%	98.3%	38.41	868,000	868,000	—	—	412,700	Macy's, Nordstrom

Washington Tower	7.5%	75.0%	54.74	170,000	170,000	—	—	42,300	The Rand Corporation

New Jersey:
Wayne Town Center, Wayne (ground leased through 2064)**	100.0%	100.0%	34.50	690,000	195,000	443,000	52,000	—	JCPenney, Costco, Dick's Sporting Goods,
									Nordstrom Rack

Atlantic City (11.3 acres ground leased through 2070 to MGM Growth Properties for a portion of the Borgata Hotel and Casino complex)	100.0%	100.0%	—	—	—	—	—	—	MGM Growth Properties (ground lessee)

Maryland:
Annapolis (ground and building leased through 2042)**	100.0%	100.0%	8.99	128,000	128,000	—	—	—	The Home Depot

Total Other		90.7%	$38.15	2,845,000	2,046,000	443,000	356,000	$491,621

Vornado's Ownership Interest		92.9%	$33.85	1,346,000	711,000	443,000	192,000	$52,587
________________________________
**    Term assumes all renewal options exercised, if applicable.

(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent, garages and residential.
(2)Owned by tenant on land leased from the company.
(3)Represents the contractual debt obligations.

REAL ESTATE FUND
PROPERTY TABLE
	Fund % Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)**								Target, Hennes & Mauritz,
-Retail	100.0%	100.0%	$233.52	98,000	98,000	—		Sephora, Bank of America
-Residential (39 units)	100.0%	100.0%		59,000	59,000	—
	100.0%			157,000	157,000	—	$145,075

Crowne Plaza Times Square (0.64 acres owned in fee; 0.18 acres ground leased through 2187 and 0.05 acres ground leased through 2035)**(3)
-Hotel (795 Rooms)
-Retail	75.7%	27.9%	419.16	50,000	50,000	—		Krispy Kreme, BHT Broadway
-Office	75.7%	100.0%	51.70	196,000	196,000	—		American Management Association, Open Jar, Association for Computing Machinery
	75.7%	86.7%	73.56	246,000	246,000	—	274,355

Miami, FL:
1100 Lincoln Road
-Retail	100.0%	43.7%	111.32	51,000	51,000	—
-Theatre	100.0%	100.0%	38.77	79,000	79,000	—		Regal Cinema
	100.0%	78.0%	54.68	130,000	130,000	—	82,750

Total Real Estate Fund	88.8%	87.0%	$107.22	533,000	533,000	—	$502,180

Vornado's Ownership Interest	28.6%	87.0%	$102.53	152,000	152,000	—	$146,959
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent and garages.
(2)Represents the contractual debt obligations.
(3)We own a 32.8% economic interest through the Fund and the Crowne Plaza Joint Venture.

INVESTOR INFORMATION

Corporate Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
Michael J. Franco	President and Chief Financial Officer
Glen J. Weiss	Executive Vice President - Office Leasing - Co-Head of Real Estate
Barry S. Langer	Executive Vice President - Development - Co-Head of Real Estate
Haim Chera	Executive Vice President - Head of Retail
Thomas J. Sanelli	Executive Vice President - Finance and Chief Administrative Officer

RESEARCH COVERAGE

James Feldman	Caitlin Burrows/Julien Blouin	Ronald Kamdem
Bank of America/BofA Securities	Goldman Sachs	Morgan Stanley
646-855-5808	212-902-4736/212-357-7297	212-296-8319

John P. Kim	Daniel Ismail/Dylan Burzinski	Alexander Goldfarb/Connor Mitchell
BMO Capital Markets	Green Street Advisors	Piper Sandler
212-885-4115	949-640-8780	212-466-7937/203-861-7615

Michael Bilerman/Emmanuel Korchman	Anthony Paolone/Ray Zhong	Nicholas Yulico/Jason Wayne
Citi	JP Morgan	Scotia Capital (USA) Inc
212-816-1383/212-816-1382	212-622-6682/212-622-5411	212-225-6904/212-225-5889

Derek Johnston	Mark Streeter/Ian Snyder	Michael Lewis/Joab Dempsey
Deutsche Bank	JP Morgan Fixed Income	Truist Securities
212-250-5683	212-834-5086/212-834-3798	212-319-5659/443-545-4245

Steve Sakwa/Brian Spahn	Vikram Malhotra/Amit Nihalani
Evercore ISI	Mizuho Securities (USA) Inc.
212-446-9462/212-446-9459	212-282-3827/212-282-3996

Research Coverage - is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

APPENDIX
DEFINITIONS AND NON-GAAP RECONCILIATIONS

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures. Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on the following pages.
Net Operating Income ("NOI") at Share and NOI at Share - Cash Basis - NOI at share represents total revenues less operating expenses including our share of partially owned entities. NOI at share - cash basis represents NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We consider NOI at share - cash basis to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI at share - cash basis, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI at share and NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Same Store NOI at Share and Same Store NOI at Share - Cash Basis - Same store NOI at share represents NOI at share from operations which are in service in both the current and prior year reporting periods. Same store NOI at share - cash basis is same store NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We present these non-GAAP measures to (i) facilitate meaningful comparisons of the operational performance of our properties and segments, (ii) make decisions on whether to buy, sell or refinance properties, and (iii) compare the performance of our properties and segments to those of our peers. Same store NOI at share and same store NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of certain real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because they exclude the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. The Company also uses FFO attributable to common shareholders plus assumed conversions, as adjusted for certain items that impact the comparability of period to period FFO, as one of several criteria to determine performance-based compensation for senior management. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.
Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") - EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDA in accordance with the NAREIT definition. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as GAAP net income or loss, plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated joint ventures caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated joint ventures. The Company has included EBITDAre because it is a performance measure used by other REITs and therefore may provide useful information to investors in comparing Vornado's performance to that of other REITs.
- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended
	March 31,		December 31, 2021
	2022	2021
Net income attributable to common shareholders	$26,478	$4,083	$11,269
Per diluted share	$0.14	$0.02	$0.06

Certain expense (income) items that impact net income attributable to common shareholders:
Hotel Pennsylvania loss	$8,929	$8,990	$8,998
After-tax net gain on sale of 220 CPS condominium unit(s)	(5,412)	—	(13,584)
Deferred tax liability on our investment in Farley Office and Retail (held through a taxable REIT subsidiary)	3,173	—	9,180
Our share of defeasance costs and write-off of unamortized deferred financing costs related to 1290 Avenue of the Americas refinancing	—	—	17,882
Our share of Alexander's gain on sale of Paramus, New Jersey property pursuant to IKEA Property, Inc.'s purchase option	—	—	(11,620)
Other	(1,100)	(66)	1,687
	5,590	8,924	12,543
Noncontrolling interests' share of above adjustments	(386)	(561)	(835)
Total of certain expense (income) items that impact net income attributable to common shareholders	$5,204	$8,363	$11,708

Net income attributable to common shareholders, as adjusted (non-GAAP)	$31,682	$12,446	$22,977
Per diluted share (non-GAAP)	$0.16	$0.06	$0.12
- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended
	March 31,		December 31, 2021
	2022	2021
Reconciliation of net income attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP):
Net income attributable to common shareholders	$26,478	$4,083	$11,269
Per diluted share	$0.14	$0.02	$0.06

FFO adjustments:
Depreciation and amortization of real property	$105,962	$87,719	$117,497
Net gain on sale of real estate	(551)	—	—
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at FFO:
Depreciation and amortization of real property	32,139	34,858	34,418
Net gain on sale of real estate	—	—	(12,623)
Increase in fair value of marketable securities	—	(189)	(37)
	137,550	122,388	139,255
Noncontrolling interests' share of above adjustments	(9,506)	(8,075)	(9,517)
FFO adjustments, net	$128,044	$114,313	$129,738

FFO attributable to common shareholders (non-GAAP)	$154,522	$118,396	$141,007
Impact of assumed conversion of dilutive convertible securities	386	11	10
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	154,908	118,407	141,017
Add back of FFO allocated to noncontrolling interests of the Operating Partnership	11,471	7,935	10,054
FFO attributable to Class A unitholders (non-GAAP)	$166,379	$126,342	$151,071
FFO per diluted share (non-GAAP)	$0.80	$0.62	$0.73
- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended
	March 31,		December 31, 2021
	2022	2021
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$154,908	$118,407	$141,017
Per diluted share (non-GAAP)	$0.80	$0.62	$0.73

Certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions:
After-tax net gain on sale of 220 CPS condominium unit(s)	$(5,412)	$—	$(13,584)
Deferred tax liability on our investment in Farley Office and Retail (held through a taxable REIT subsidiary)	3,173	—	9,180
Our share of defeasance costs and write-off of unamortized deferred financing costs related to 1290 Avenue of the Americas refinancing	—	—	17,882
Other	(549)	6,351	2,713
	(2,788)	6,351	16,191
Noncontrolling interests' share of above adjustments	193	(399)	(1,078)
Total of certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions, net	$(2,595)	$5,952	$15,113

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$152,313	$124,359	$156,130
Per diluted share (non-GAAP)	$0.79	$0.65	$0.81

- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FAD (unaudited)
(Amounts in thousands)
		For the Three Months Ended
		March 31,		December 31, 2021
		2022	2021
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$154,908	$118,407	$141,017

Adjustments to arrive at FAD (non-GAAP):
Certain items that impact FAD		(2,788)	5,913	13,614
Recurring tenant improvements, leasing commissions and other capital expenditures		(36,757)	(37,070)	(55,870)
Stock-based compensation expense		13,155	21,225	5,440
Amortization of debt issuance costs		5,555	6,766	7,539
Personal property depreciation		1,214	1,737	1,221
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other		(3,130)	(1,198)	(252)
Noncontrolling interests in the Operating Partnership's share of above adjustments		1,572	405	1,560
FAD adjustments, net	(B)	(21,179)	(2,222)	(26,748)

FAD (non-GAAP)	(A+B)	$133,729	$116,185	$114,269

FAD payout ratio (1)		76.8%	86.9%	89.8%
________________________________
(1)FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.
- v -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME TO NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended
	March 31,		December 31, 2021
	2022	2021
Net income	$53,375	$26,993	$31,963
Depreciation and amortization expense	117,443	95,354	126,349
General and administrative expense	41,216	44,186	34,204
Transaction related costs and other	1,005	843	3,185
Income from partially owned entities	(33,714)	(29,073)	(43,749)
(Income) loss from real estate fund investments	(5,674)	169	(5,959)
Interest and other investment income, net	(1,018)	(1,522)	(918)
Interest and debt expense	52,109	50,064	78,192
Net gains on disposition of wholly owned and partially owned assets	(6,552)	—	(14,959)
Income tax expense	7,411	1,984	10,055
NOI from partially owned entities	78,692	78,756	79,223
NOI attributable to noncontrolling interests in consolidated subsidiaries	(20,035)	(17,646)	(19,164)
NOI at share	284,258	250,108	278,422
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(3,130)	(1,198)	(252)
NOI at share - cash basis	$281,128	$248,910	$278,170
- vi -

NON-GAAP RECONCILIATIONS COMPONENTS OF NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended March 31,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021
New York	$358,548	$303,971	$(177,535)	$(160,985)	$181,013	$142,986	$(17,445)	$4,045	$163,568	$147,031
Other	83,582	76,006	(38,994)	(29,994)	44,588	46,012	688	(460)	45,276	45,552
Consolidated total	442,130	379,977	(216,529)	(190,979)	225,601	188,998	(16,757)	3,585	208,844	192,583
Noncontrolling interests' share in consolidated subsidiaries	(53,867)	(27,921)	33,832	10,275	(20,035)	(17,646)	14,635	(516)	(5,400)	(18,162)
Our share of partially owned entities	122,558	122,365	(43,866)	(43,609)	78,692	78,756	(1,008)	(4,267)	77,684	74,489
Vornado's share	$510,821	$474,421	$(226,563)	$(224,313)	$284,258	$250,108	$(3,130)	$(1,198)	$281,128	$248,910

	For the Three Months Ended December 31, 2021
	Total Revenues	Operating Expenses	NOI	Non-cash Adjustments(1)	NOI - cash basis
New York	$335,841	$(158,092)	$177,749	$(3,322)	$174,427
Other	85,239	(44,625)	40,614	439	41,053
Consolidated total	421,080	(202,717)	218,363	(2,883)	215,480
Noncontrolling interests' share in consolidated subsidiaries	(37,956)	18,792	(19,164)	2,816	(16,348)
Our share of partially owned entities	122,936	(43,713)	79,223	(185)	79,038
Vornado's share	$506,060	$(227,638)	$278,422	$(252)	$278,170
________________________________
(1)Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.
- vii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED MARCH 31, 2022 COMPARED TO MARCH 31, 2021 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share for the three months ended March 31, 2022	$284,258	$243,667	$19,914	$16,235	$4,442
Less NOI at share from:
Change in ownership interest in One Park Avenue	(5,956)	(5,956)	—	—	—
Dispositions	78	78	—	—	—
Development properties	(20,860)	(20,860)	—	—	—
Other non-same store income, net	(6,454)	(2,012)	—	—	(4,442)
Same store NOI at share for the three months ended March 31, 2022	$251,066	$214,917	$19,914	$16,235	$—

NOI at share for the three months ended March 31, 2021	$250,108	$211,138	$18,107	$16,064	$4,799
Less NOI at share from:
Dispositions	741	741	—	—	—
Development properties	(7,839)	(7,514)	—	(325)	—
Hotel Pennsylvania	7,144	7,144	—	—	—
Other non-same store income, net	(6,694)	(1,895)	—	—	(4,799)
Same store NOI at share for the three months ended March 31, 2021	$243,460	$209,614	$18,107	$15,739	$—

Increase in same store NOI at share	$7,606	$5,303	$1,807	$496	$—

% increase in same store NOI at share	3.1%	2.5%	10.0%	3.2%	0.0%

- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED MARCH 31, 2022 COMPARED TO MARCH 31, 2021 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share - cash basis for the three months ended March 31, 2022	$281,128	$239,692	$20,436	$16,360	$4,640
Less NOI at share - cash basis from:
Change in ownership interest in One Park Avenue	(4,779)	(4,779)	—	—	—
Dispositions	75	75	—	—	—
Development properties	(13,929)	(13,929)	—	—	—
Other non-same store income, net	(7,094)	(2,454)	—	—	(4,640)
Same store NOI at share - cash basis for the three months ended March 31, 2022	$255,401	$218,605	$20,436	$16,360	$—

NOI at share - cash basis for the three months ended March 31, 2021	$248,910	$210,165	$17,840	$15,855	$5,050
Less NOI at share - cash basis from:
Dispositions	1,353	1,353	—	—	—
Development properties	(8,794)	(8,469)	—	(325)	—
Hotel Pennsylvania	7,167	7,167	—	—	—
Other non-same store income, net	(7,167)	(2,117)	—	—	(5,050)
Same store NOI at share - cash basis for the three months ended March 31, 2021	$241,469	$208,099	$17,840	$15,530	$—

Increase in same store NOI at share - cash basis	$13,932	$10,506	$2,596	$830	$—

% increase in same store NOI at share - cash basis	5.8%	5.0%	14.6%	5.3%	0.0%

- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED MARCH 31, 2022 COMPARED TO DECEMBER 31, 2021 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share for the three months ended March 31, 2022	$284,258	$243,667	$19,914	$16,235	$4,442
Less NOI at share from:
Dispositions	78	78	—	—	—
Development properties	(21,053)	(21,053)	—	—	—
Other non-same store income, net	(6,146)	(1,704)	—	—	(4,442)
Same store NOI at share for the three months ended March 31, 2022	$257,137	$220,988	$19,914	$16,235	$—

NOI at share for the three months ended December 31, 2021	$278,422	$241,939	$15,959	$16,596	$3,928
Less NOI at share from:
Dispositions	(220)	(220)	—	—	—
Development properties	(10,475)	(10,475)	—	—	—
Other non-same store income, net	(6,769)	(2,841)	—	—	(3,928)
Same store NOI at share for the three months ended December 31, 2021	$260,958	$228,403	$15,959	$16,596	$—

(Decrease) increase in same store NOI at share	$(3,821)	$(7,415)	$3,955	$(361)	$—

% (decrease) increase in same store NOI at share	(1.5)%	(3.2)%	24.8%	(2.2)%	0.0%

- x -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED MARCH 31, 2022 COMPARED TO DECEMBER 31, 2021 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share - cash basis for the three months ended March 31, 2022	$281,128	$239,692	$20,436	$16,360	$4,640
Less NOI at share - cash basis from:
Dispositions	75	75	—	—	—
Development properties	(14,126)	(14,126)	—	—	—
Other non-same store income, net	(6,786)	(2,146)	—	—	(4,640)
Same store NOI at share - cash basis for the three months ended March 31, 2022	$260,291	$223,495	$20,436	$16,360	$—

NOI at share - cash basis for the three months ended December 31, 2021	$278,170	$240,400	$18,413	$15,128	$4,229
Less NOI at share - cash basis from:
Dispositions	(241)	(241)	—	—	—
Development properties	(6,222)	(6,222)	—	—	—
Other non-same store income, net	(7,847)	(3,618)	—	—	(4,229)
Same store NOI at share - cash basis for the three months ended December 31, 2021	$263,860	$230,319	$18,413	$15,128	$—

(Decrease) increase in same store NOI at share - cash basis	$(3,569)	$(6,824)	$2,023	$1,232	$—

% (decrease) increase in same store NOI at share - cash basis	(1.4)%	(3.0)%	11.0%	8.1%	0.0%

- xi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF CONSOLIDATED DEBT, NET TO CONTRACTUAL DEBT (NON-GAAP) (unaudited)
(Amounts in thousands)

	As of March 31, 2022
	Consolidated Debt, net	Deferred Financing Costs, Net and Other	Contractual Debt (non-GAAP)
Mortgages payable	$6,050,693	$43,122	$6,093,815
Senior unsecured notes	1,190,301	9,699	1,200,000
$800 Million unsecured term loan	798,075	1,925	800,000
$2.75 Billion unsecured revolving credit facilities	575,000	—	575,000
	$8,614,069	$54,746	$8,668,815
- xii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME TO EBITDAre (unaudited)
(Amounts in thousands)

	For the Three Months Ended
	March 31,		December 31, 2021
	2022	2021
Reconciliation of net income to EBITDAre (non-GAAP):
Net income	$53,375	$26,993	$31,963
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(9,374)	(6,114)	(3,691)
Net income attributable to the Operating Partnership	44,001	20,879	28,272
EBITDAre adjustments at share:
Depreciation and amortization expense	139,315	124,314	153,136
Interest and debt expense	70,190	68,875	88,647
Income tax expense	7,591	1,995	10,744
Net gain on sale of real estate	(551)	—	(12,623)
EBITDAre at share	260,546	216,063	268,176
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	23,897	16,903	23,266
EBITDAre (non-GAAP)	$284,443	$232,966	$291,442
- xiii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF EBITDAre TO EBITDAre, AS ADJUSTED (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	March 31,		December 31, 2021
	2022	2021
EBITDAre (non-GAAP)	$284,443	$232,966	$291,442

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(23,897)	(16,903)	(23,266)

Certain (income) expense items that impact EBITDAre:
Gain on sale of 220 CPS condominium unit(s)	(6,001)	—	(14,959)
Our share of income from real estate fund investments	(1,710)	(260)	(1,564)
Other	1,161	6,462	3,981
Total of certain (income) expense items that impact EBITDAre	(6,550)	6,202	(12,542)

EBITDAre, as adjusted (non-GAAP)	$253,996	$222,265	$255,634

- xiv -